UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 29, 2007

                    COMMISSION FILE NUMBER OF ISSUING ENTITY:
                                  333-140610-06

                           RALI SERIES 2007-QH5 TRUST

                         (EXACT NAME OF ISSUING ENTITY)

                      COMMISSION FILE NUMBER OF DEPOSITOR:
                                   333-140610

                        RESIDENTIAL ACCREDIT LOANS, INC.

              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                        RESIDENTIAL FUNDING COMPANY, LLC

               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

                     DELAWARE                           None
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           (STATE OR OTHER JURISDICTION           (I.R.S. EMPLOYER
                 OF INCORPORATION)               IDENTIFICATION NO.)

        c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

        -----------------------------------------------------------------

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

                  On May 30, 2007, Residential Accredit Loans, Inc. (the "Registrant"), as depositor for the RALI Series 2007-QH5 Trust (the "Trust"), expects to issue Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QH5, including the following classes offered pursuant to a Registration Statement on Form S-3 (File No. 333-140610) filed by the Registrant with the Securities and Exchange Commission: Class A-I-1, Class A-I-2, Class A-I-3, Class A-II, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 (the "Certificates").

                  Copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to legality of the Certificates and with respect to certain federal tax matters, together with related consents of Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c)  Exhibits:  The  following  are filed as  Exhibits to this
Report:


Exhibit
Number

5.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
Exhibit 5.1).

23.2 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
Exhibit 8.1).

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RESIDENTIAL ACCREDIT LOANS, INC.,

                                       AS DEPOSITOR FOR THE TRUST


                                       By: /s/Joseph Orning
                                           Name:    Joseph Orning
                                           Title:   Vice President


Dated:  May 29, 2007

EXHIBIT 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

EXHIBIT 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

EXHIBIT 23.1

Consent of Orrick,  Herrington & Sutcliffe  LLP  (included  in opinion  filed as
Exhibit 5.1).

EXHIBIT 23.2

Consent of Orrick,  Herrington & Sutcliffe  LLP  (included  in opinion  filed as
Exhibit 8.1).